Exhibit 10.6

PACIFIC ETHANOL, INC.

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (this “Agreement”) dated and effective as of ___________ (the “Grant Date”) by and between Pacific Ethanol, Inc., a Delaware corporation (the “Company”), and<< First_Name>> <<Last_Name>> (“Board Member”), is entered into as follows:

WHEREAS, the Company has established the Pacific Ethanol, Inc. 2016 Stock Incentive Plan (the “Plan”), a copy of which has previously been provided to Board Member or is provided with this Agreement; and

WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined that Board Member be granted shares of the Company’s $.001 par value per share Common Stock (the “Restricted Stock”) subject to the restrictions stated below.

Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan. References herein to the Company shall also include, where and as applicable, any Parent or Subsidiary of the Company in the same manner used in the Plan.

NOW, THEREFORE, the parties hereby agree as follows:

1.               Grant of Restricted Stock. Subject to the terms and conditions of this Agreement and of the Plan, the Company hereby grants to Board Member, («Total_of_Shares_in_Words») («Total_of_Shares») shares of Restricted Stock. As soon as practicable, the Company shall cause the shares of Restricted Stock to be issued in Board Member’s name. During the Restriction Period (as defined below), the Restricted Stock shall be held in the custody of the Company or its designee for Board Member’s account. The Restricted Stock shall be subject to, and shall bear appropriate legends with respect to, the restrictions described herein.

2.               Vesting Schedule.

(a)       The interest of Board Member in the Restricted Stock shall vest as to all (num shares) shares of such Restricted Stock on the earlier to occur of (i) July 1, [____], or (ii) the date of the Company’s next Annual Meeting of Shareholders; provided that the Board Member remains a member of the Board of Directors of the Company from the Grant Date to the applicable vesting date.  If a vesting date falls on a weekend or any other day on which the NASDAQ Stock Market (“NASDAQ”) is not open, vesting of the corresponding Restricted Stock shall occur on the next following NASDAQ trading day. Notwithstanding the foregoing, the interest of Board Member in the Restricted Stock may vest as to one hundred percent (100%) of the then unvested shares of Restricted Stock upon a Change in Control but only in accordance with the Plan.

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(b)       Upon termination of the Restriction Period, the Company shall, as soon as practicable thereafter, deliver to Board Member a certificate representing the shares of Restricted Stock with respect to which such restrictions have lapsed. Board Member may instruct the Company in writing to deliver vested shares of Restricted Stock to Board Member’s broker or other designee; provided, that Board Member shall communicate such instruction in writing to the Chief Financial Officer or other designated officer of the Company as to the applicable vesting amount not more than thirty (30) business days and not less than five (5) business days prior to the applicable vesting date. If Board Member does not timely provide such instructions, the Company may deliver the vested shares of Restricted Stock to Board Member personally or to Board Member’s home or other address as set forth in the Company’s books and records.

3.       Restrictions.

(a)       No portion of the Restricted Stock or rights granted hereunder may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by Board Member until such portion of the Restricted Stock becomes vested in accordance with Section 2 of this Agreement. The period of time between the date hereof and the date shares of Restricted Stock vest is referred to herein as the “Restriction Period” as to those shares of Restricted Stock. In addition, none of the Restricted Stock, even if vested, may be sold or transferred in contravention of (i) any market blackout periods the Company may impose from time to time, or (ii) the Company’s insider trading policies to the extent applicable to Board Member from time to time.

(b)       The vesting schedule requires Board Member’s continued service as a member of the Board of Directors of the Company during the applicable vesting periods as a condition to the vesting of the Restricted Stock and the rights and benefits under this Agreement. If Board Member’s service as a member of the Board of Directors of the Company is terminated for any reason, whether voluntarily or involuntarily, the balance of the Restricted Stock subject to the provisions of this Agreement which has not vested at the time of Board Member’s termination of service shall be forfeited by Board Member without payment of any consideration by the Company and neither Board Member nor any successor, heir, assign or personal representative of Board Member shall have any right, title or interest in or to the forfeited shares of Restricted Stock or the certificates evidencing them, and the Company shall direct its transfer agent of the Common Stock to make the appropriate entries in its records showing the cancellation of the certificate or certificates for such Restricted Stock. Service as a member of the Board of Directors of the Company for only a portion of a vesting period, even if a substantial portion, will not entitle Board Member to any proportionate vesting of the Restricted Stock allocated to that period or avoid or mitigate the forfeiture of Board Member’s Restricted Stock that will occur upon the cessation of Board Member’s service as a member of the Board of Directors of the Company.

4.       Shareholder Rights. During the Restriction Period, Board Member shall have all the rights of a shareholder with respect to the Restricted Stock except for the right to transfer the Restricted Stock, as set forth in Section 3 of this Agreement. Accordingly, Board Member shall have the right to vote the Restricted Stock and to receive any cash dividends paid to or made with respect to the Restricted Stock; provided, however, that dividends paid, if any, with respect to that Restricted Stock which has not vested at the time of the dividend payment shall be held in the custody of the Company and shall be subject to the same restrictions that apply to the corresponding Restricted Stock.

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5.       Changes in Common Stock. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted Awards under the Plan per calendar year, (iii) the number and/or class of securities and the exercise or base price per share (or any other cash consideration payable per share) in effect under each outstanding Award under the Discretionary Grant Program, and (iv) the number and/or class of securities subject to each outstanding Award under the Stock Issuance Program and the cash consideration (if any) payable per share thereunder. To the extent such adjustments are to be made to outstanding Awards, those adjustments shall be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under those Awards. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

6.               Taxes.

(a)             Board Member will recognize ordinary income for federal income tax purposes on each date the Restricted Stock subject to Board Member’s award vests, whether pursuant to the normal vesting schedule above, the acceleration provisions of this Agreement that may apply or otherwise. The amount of Board Member’s taxable income on each such vesting date will equal the fair market value per share of Common Stock on the date of vesting times the number of shares of Restricted Stock which vest on that date.

(b)             Board Member shall be liable for any and all taxes arising out of this grant or the vesting of Restricted Stock hereunder. The Company makes no representation or undertaking regarding the tax treatment to Board Member in connection with the grant, issuance, vesting or settlement of the Restricted Stock or the subsequent sale of any of the shares of Restricted Stock. The Company does not commit and is under no obligation to structure the Restricted Stock award or program to reduce or eliminate Board Member’s tax liability.

7.       Securities Law Compliance. The Company will use its reasonable commercial efforts to assure that all Restricted Stock issued pursuant to this Agreement is registered under the federal securities laws. However, no Restricted Stock will be issued pursuant to Board Member’s award if such issuance would otherwise constitute a violation of any applicable federal or state securities laws or regulations or the requirements of The NASDAQ Capital Market and any stock exchange or other market on which the Common Stock is then quoted or listed for trading. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any Restricted Stock hereunder shall defer the Company’s obligation with respect to the issuance of such Restricted Stock until such approval has been obtained.

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8.       Miscellaneous.

(a)       The grant of Restricted Stock or another award to Board Member in any one year, or at any time, does not obligate the Company to make a grant in any future year or in any given amount and should not create an expectation that the Company might make a grant in any future year or in any given amount.

(b)       The Company shall not be required (i) to transfer on its books any shares of Restricted Stock which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

(c)       The parties agree to execute such further instruments and to take such action as may reasonably be necessary to carry out the intent of this Agreement.

(d)       Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon delivery to Board Member at Board Member’s address then on file with the Company.

(e)       This Agreement shall not be construed so as to grant Board Member any right to remain in the service (or, if also an employee, the employ) of the Company.

(f)       The parties agree that neither the Company nor any of its affiliates shall have any further obligation to Board Member relating to the grant of stock or other incentive compensation except as stated herein.

(g)       This Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof. This Agreement may not be amended except with the consent of the Committee and by a written instrument duly executed by the Company and Board Member.

(h)       This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their heirs, personal representatives, successors and assigns. The terms of this Agreement shall in all respects be subject to the terms of the Plan. Board Member hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee upon any questions arising under the Plan or this Agreement.

(i)       The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflicts-of-laws rules.

(j)       This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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9.       Mandatory Arbitration. ANY AND ALL DISPUTES OR CONTROVERSIES BETWEEN BOARD MEMBER AND THE COMPANY OR BETWEEN THE COMPANY AND BOARD MEMBER ARISING OUT OF, RELATING TO OR OTHERWISE CONNECTED WITH THIS AGREEMENT OR THE AWARD OF RESTRICTED STOCK EVIDENCED HEREBY OR THE VALIDITY, CONSTRUCTION, PERFORMANCE OR TERMINATION OF THIS AGREEMENT SHALL BE SETTLED EXCLUSIVELY BY BINDING ARBITRATION TO BE HELD IN SACRAMENTO COUNTY, CALIFORNIA. THE ARBITRATION PROCEEDINGS SHALL BE GOVERNED BY (I) THE NATIONAL RULES FOR THE RESOLUTION OF COMMERCIAL DISPUTES THEN IN EFFECT OF THE AMERICAN ARBITRATION ASSOCIATION, AND (II) THE FEDERAL ARBITRATION ACT. THE ARBITRATOR SHALL HAVE THE SAME, BUT NO GREATER, REMEDIAL AUTHORITY AS WOULD A COURT HEARING THE SAME DISPUTE. THE DECISION OF THE ARBITRATOR SHALL BE FINAL, CONCLUSIVE AND BINDING ON THE PARTIES TO THE ARBITRATION AND SHALL BE IN LIEU OF THE RIGHTS THOSE PARTIES MAY OTHERWISE HAVE TO A JURY TRIAL; PROVIDED, HOWEVER, THAT SUCH DECISION SHALL BE SUBJECT TO CORRECTION, CONFIRMATION OR VACATION IN ACCORDANCE WITH THE PROVISIONS AND STANDARDS OF APPLICABLE LAW GOVERNING THE JUDICIAL REVIEW OF ARBITRATION AWARDS. THE ARBITRATOR SHALL ISSUE A WRITTEN DECISION THAT REVEALS THE ESSENTIAL FINDINGS AND CONCLUSIONS ON WHICH THE DECISION IS BASED, AND THE ARBITRATOR’S DECISION SHALL BE SUBJECT TO SUCH JUDICIAL REVIEW AS IS PROVIDED BY LAW. THE COMPANY SHALL PAY ANY ARBITRATION FILING FEE, AND WILL BEAR ALL OTHER COSTS OF ARBITRATION, INCLUDING FEES FOR THE SERVICES OF THE ARBITRATOR AND ANY COURT REPORTER ORDERED BY THE ARBITRATOR. EACH PARTY SHALL BEAR ITS, HIS OR HER OWN COSTS OF LEGAL REPRESENTATION; PROVIDED, HOWEVER, IF ANY PARTY PREVAILS ON A CLAIM ENTITLING THE PREVAILING PARTY TO ATTORNEYS’ FEES AND/OR COSTS, THE ARBITRATOR MAY AWARD REASONABLE FEES AND/OR COSTS TO THE PREVAILING PARTY IN ACCORDANCE WITH SUCH CLAIM. JUDGMENT SHALL BE ENTERED ON THE ARBITRATOR’S DECISION IN ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER OF SUCH DISPUTE OR CONTROVERSY. NOTWITHSTANDING THE FOREGOING, EITHER PARTY MAY IN AN APPROPRIATE MATTER APPLY TO A COURT PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 1281.8, OR ANY COMPARABLE STATUTORY PROVISION OR COMMON LAW PRINCIPLE, FOR PROVISIONAL RELIEF, INCLUDING A TEMPORARY RESTRAINING ORDER OR A PRELIMINARY INJUNCTION. TO THE EXTENT PERMITTED BY LAW, THE PROCEEDINGS AND RESULTS, INCLUDING THE ARBITRATOR’S DECISION, SHALL BE KEPT CONFIDENTIAL TO THE EXTENT PERMITTED BY APPLICABLE LAW.

10.       Remaining Terms. The remaining terms and conditions of Board Member’s award are governed by the Plan, and Board Member’s award is also subject to all interpretations, amendments, rules, regulations and decisions that may from time to time exist, be adopted or made under and pursuant to the Plan. The General Plan Description, which is the official prospectus summarizing the principal features of the Plan, has previously been provided to Board Member or is provided with this Agreement.

(Signature Page Follows)

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IN WITNESS WHEREOF, the undersigned have executed this Agreement effective on the date first set above.

COMPANY:	PACIFIC ETHANOL, INC.,
a Delaware corporation

By: _________________________
Christopher W. Wright
Vice President, General Counsel and Secretary

I, the undersigned Board Member, hereby acknowledge receiving, reading and understanding the General Plan Description, which is the official prospectus summarizing the principal features of the Plan, this Agreement and the Plan itself. I further acknowledge and accept the foregoing terms and conditions of the Restricted Stock award evidenced hereby. I also acknowledge and agree that the foregoing sets forth the entire understanding between the Company and me regarding my entitlement to receive the shares of the Company’s Common Stock subject to such award and supersedes all prior oral and written agreements on that subject.

BOARD MEMBER:	_______________________________________

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